UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 18, 2022

WAVEDANCER, INC.
(Exact name of registrant as specified in its charter)

DE	000-22405	54-1167364
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12015 Lee Jackson Memorial Highway
Suite 210
Fairfax, VA 22033
(Address of principal executive offices, including zip code)

703-383-3000
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	WAVD	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 18, 2022, the Board appointed Linda L. Singh, age 57, as a Class I member of the Board of Directors. It has not yet been determined to which committee or committees Ms. Singh will be appointed. Ms. Singh currently serves as the CEO of Kaleidoscope Affect, LLC, a consulting and strategic advisory firm she founded in 2014. From January 2020 through January, 2022, Ms. Singh served as a Clinical Professor of Leadership at Towson University. For the first nine months of 2020, Ms. Singh was the Interim Executive Director/ CEO of the Maryland Technology Development Corporation, a state sponsored organization that supports start-up businesses in Maryland. From 1995 to May, 2016, Ms. Singh held various positions with Accenture Inc., eventually becoming a managing director in 2011 and thereafter being appointed as the Director of Operations for Health and Public Services, an operating unit with $3.4 billion in revenue. Ms. Singh was the Adjutant General and Secretary of the Military Department of Maryland. Ms. Singh has held various command and staff positions from 1992 to 2015 in the Maryland National Guard rising to the rank of Major General. Ms. Singh obtained her Bachelor of Science Business Administration degree from Washington Adventist University, a Master of Business Administration degree from Touro University International and a PhD, Industrial and Organizational Psychology from Capella University. She was a board member of Howard Bank from 2020 to 2022 and has served in various non-profit and governmental committees and organizations throughout her career. Ms. Singh was inducted into the Maryland Women’s Hall of Fame in 2015.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description

99.1	Press Release dated April 18, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WAVEDANCER, INC.
Date: April 22, 2022	By:	/s/ Timothy G. Hannon
Timothy G. Hannon
Chief Financial Officer